UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 27, 2008

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders

See Item 5.03 below for information related to a reverse stock split effected by the Company.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2008, the Company, and Mr. David Pellone, the Company’s acting Vice President, Finance and Chief Financial officer, agreed to amend the Consulting Agreement dated June 19, 2008 between the Company’s wholly-owned subsidiary World Heart Inc. and Pellone Enterprises Incorporated, a company controlled by Mr. Pellone.  The Consulting Agreement was previously disclosed in the Company’s Current Report on Form 8-K filed July 1, 2008.  The amendment extends  the period of Mr. Pellone’s consulting services under the Consulting Agreement until March 31, 2009 and provides for a retention bonus of $15,000 to Mr. Pellone, to be paid upon completion of the Company’s 2008 financial filings. All other terms of the Consulting Agreement are unchanged.  Mr. Pellone will continue to serve as acting Vice President, Finance and Chief Financial Officer of the Company.  A copy of the amendment to the Consulting Agreeement is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws

On October 27, 2008, the Company filed Articles of Amendment with Industry Canada, under the Canada Business Corporations Act, to effect the one-for-thirty reverse stock split and commenced trading on the NASDAQ Capital Market on a post-consolidation basis on October 28, 2008. The reverse stock split was previously approved by the Company’s Board of Directors and shareholders.  The text of the Articles of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.  The reverse split will affect all holders of our common shares uniformly and will not affect any shareholder’s percentage ownership interest in us, except to the extent that the reverse stock split results in any of the Company’s shareholders owning a fractional share. In accordance with the Articles of Amendment, any fractional shares will be eliminated and shareholders will not be compensated for such fractional shares.

On October 29, 2008, the Company issued a press release announcing the effectiveness of the reverse stock split.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 3.1	Article of Continuance, dated December 14, 2005 (incorporated by reference to the Company’s Current Report on Form 8-K filed December 16, 2005 (Commission File No. 000-28882)).

Exhibit 3.2	Amendment to Articles, dated October 28, 2008.

Exhibit 10.1	Consulting Agreement Amendment, dated October 30, 2008, between World Heart Inc. and Pellone Enterprises Incorporated.

Exhibit 99.1	Press Release, dated October 29, 2008, announcing the effectiveness of a reverse stock split of 30-to-1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 31, 2008

WORLD HEART CORPORATION

	By:	/s/ David Pellone

	Name:	David Pellone
	Title:	Vice President, Finance and Chief Financial Officer